KEYSTONE QUALITY BOND FUND (B-1)


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Quality Bond Fund (B-1) ("Keystone Quality") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Quality to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, will (i) acquire all of the assets of Keystone Quality in exchange for shares of Evergreen Diversified Bond Fund; and (ii) assume certain identified liabilities of Keystone Quality, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR              ---- AGAINST                   ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR              ---- AGAINST                   ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                            OF THE KEYSTONE QUALITY

                                   THE BOARD OF TRUSTEES OF KEYSTONE QUALITY
                                     RECOMMENDS A VOTE FOR THE PROPOSALS.

                           THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

                                    NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                    NAME(S) APPEAR ON THIS CARD.

                                    Dated:                 , 199
                                             -----------------         ---

                                  Signature(s):

                                    Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.
Please sign, date and return.

                                     KEYSTONE DIVERSIFIED BOND FUND (B-2)


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Diversified Bond Fund (B-2) ("Keystone Diversified") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Diversified to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, will (i) acquire all of the assets of Keystone Diversified in exchange for shares of Evergreen Diversified Bond Fund; and (ii) assume certain identified liabilities of Keystone Diversified, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR              ---- AGAINST               ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR              ---- AGAINST               ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                           OF KEYSTONE DIVERSIFIED.

                                 THE BOARD OF TRUSTEES OF KEYSTONE DIVERSIFIED
                                     RECOMMENDS A VOTE FOR THE PROPOSALS.

                           THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.




                                    NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                    NAME(S) APPEAR ON THIS CARD.

                                    Dated:                 , 199
                                              ----------------       ---

                                  Signature(s):

                                    Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.
Please sign, date and return.

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